United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2024

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Spire Inc. (“Spire”) is filing this amendment to its Current Report on Form 8-K filed on February 9, 2024 (the “Original Filing”).

Item 8.01	Other Events.

On February 12, 2024, Spire consummated the offering and sale of $350,000,000 aggregate principal amount of its 5.300% Senior Notes due 2026 (the “Senior Notes”), which consisted of $175,000,000 aggregate principal amount thereof issued and sold by Spire and $175,000,000 aggregate principal amount thereof sold by the selling securityholders, as more fully described in the Original Filing. The Senior Notes were issued under the Indenture (as supplemented, the “Indenture”), dated as of August 19, 2014, between Spire and Regions Bank, as successor trustee to UMB Bank & Trust, N.A, as further supplemented by the Third Supplemental Indenture (the “Third Supplemental Indenture”), dated as of February 12, 2024, and pursuant to Spire’s Registration Statement on Form S-3 (Registration No. 333-264799) (the “Registration Statement”), and the related prospectus dated May 9, 2022, as supplemented by the prospectus supplement dated February 5, 2024.

Copies of the Indenture and the Third Supplemental Indenture and the form of Senior Notes are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively. The foregoing descriptions of the Indenture, the Third Supplemental Indenture and the form of Senior Notes are qualified in their entirety by reference to Exhibits 4.1, 4.2 and 4.3, respectively.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents in connection with the issuance of the Senior Notes and such exhibits are hereby incorporated in the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report.

Exhibit Number	Exhibit

4.1	Indenture, dated as of August 19, 2014, between Spire Inc. and Regions Bank, as successor Trustee to UMB Bank & Trust, N.A. (incorporated herein by reference to Exhibit 4.1 to Spire Inc.’s Current Report on Form 8-K filed on August 19, 2014).

4.2	Third Supplemental Indenture, dated as of February 12, 2024, between Spire Inc. and Regions Bank, as successor Trustee to UMB Bank & Trust, N.A.

4.3	Form of 5.300% Senior Notes due 2026 (included in Exhibit 4.2).

5.1	Opinion of Matthew J. Aplington, Esq.

5.2	Opinion of Stinson LLP.

23.1	Consent of Matthew J. Aplington, Esq. (included in Exhibit 5.1).

23.2	Consent of Stinson LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE INC.

Date: February 12, 2024	By:	/s/ Steven P. Rasche
Steven P. Rasche
Executive Vice President, Chief Financial Officer